UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported) May 3, 2005
                                                     -------------


                             AMCORE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

        0-13393                                           36-3183870
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(Commission File Number)                      (IRS Employer Identification No.)


 501 Seventh Street, Rockford, Illinois                     61104
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (815) 968-2241
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

In connection with the Annual Meeting of Shareholders of AMCORE Financial, Inc. (the "Company") on May 3, 2005, the Company's shareholders approved the AMCORE Financial, Inc. 2005 Stock Award and Incentive Plan (the "2005 Plan"). The 2005 Plan was adopted by the Company's Board of Directors on February 9, 2005, subject to shareholder approval. The 2005 Plan, which replaces the AMCORE Financial, Inc. 2000 Stock Incentive Plan adopted by the Company in February 2000, became effective immediately upon shareholder approval (the "Effective Date") and will continue in effect until all awards under the 2005 Plan have been satisfied by the issuance of shares or the payment of cash. While the terms of the 2005 Plan provide that no awards will be granted more than ten years after the Effective Date, the Company only intends to grant awards during the five-year period beginning with the Effective Date.

The purpose of the 2005 Plan is to aid the Company in attracting, retaining, motivating and rewarding employees of the Company or its subsidiaries, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of the Company goals, and promote the creation of long-term value for stockholders by closely aligning the interest of participants in the 2005 Plan with those of stockholders. The 2005 Plan authorizes stock-based and cash-based incentives for participants, including awards in the form of Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Dividend Equivalents, Stock Bonus Awards, and Performance Awards.

The 2005 Plan will be administered by the Compensation Committee (the "Committee") of the Board of Directors. Pursuant to the 2005 Plan, the Committee has the authority to select eligible persons to become participants, to grant awards, to determine the type and number of awards, to determine the terms and conditions of awards, to prescribe documents evidencing or setting terms of awards, to prescribe rules and regulations for the administration of the Plan, to construe and interpret the 2005 Plan and award documents, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2005 Plan.

Under the 2005 Plan, there shall be reserved and available for issuance (i) 2.5% of the total number of shares of the Company's common stock outstanding at the Effective Date and (ii) additional 1.5% of the total number of shares of the Company's common stock outstanding as of each January 1 following the Effective Date, not to exceed 425,000 additional shares.

The foregoing description of the Plan is qualified in its entirety by reference to the provisions of the 2005 Plan, which is attached hereto as Exhibit 10.1 and is hereby incorporated by reference, and by reference to the Current Report on Form 8-K filed by the Company on May 2, 2005, with respect to a communication made by the Company to Wellington Management Co., LLP, an investment advisor with beneficial holdings of greater than five percent of the Company's outstanding common stock. The communication describes commitments made by the Company with respect to the 2005 Plan that the Company would not grant awards covering more than 550,000 shares in any one calendar year, not to exceed 2,125,000 shares in the aggregate during the five-year term of the plan beginning with the Effective Date; and that the Company would not reprice any options, unless such repricing was authorized by a majority vote of the shareholders. The Committee will abide by these commitments until such time as the Committee returns to the shareholders for approval of a new plan.

A form of award agreement used for stock option grants and restricted stock awards pursuant to the Company's 2005 Plan is attached hereto as Exhibit 10.2 and is hereby incorporated by reference. The AMCORE Financial, Inc. Performance Share Program (the "Performance Share Program"), a long-term incentive plan, and the AMCORE Financial, Inc. Annual Incentive Plan (the "Annual Incentive Plan"), a short-term incentive plan, also are attached hereto as Exhibits 10.3 and 10.4, respectively, and are hereby incorporated by reference. The Performance Share Program was adopted by the Company's Board of Directors on February 9, 2005 and the Annual Incentive Plan was adopted by the Company's Board of Directors on November 9, 2004; both subject to shareholder approval of the 2005 Plan.

The Company's executive officers and other key employees are eligible to participate in these subplans of the 2005 Plan. Under the Performance Share Program, participants have the opportunity to earn share units based on the Company's performance throughout an applicable performance period. Under the Annual Incentive Plan, annual incentive amounts are payable contingent upon the attainment of financial targets compared to planned performance, and where appropriate, attainment of earnings goals of the business unit(s) for which the officer has responsibility. Both of these incentive plans are structured so that the level of total compensation is strongly dependent upon achievement of business results that are aligned with the interests of the Company's shareholders and customers.

ITEM 9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.     Description

10.1            AMCORE Financial, Inc. 2005 Stock Award and Incentive Plan
10.2 Form of Non-Qualified Stock Option Agreement to be used in connection with the grant of non-qualified stock options under the AMCORE Financial, Inc. 2005 Stock Award and Incentive Plan
10.3            AMCORE Financial, Inc. Performance Share Program
10.4            AMCORE Financial, Inc. Annual Incentive Plan









                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: May 9, 2005                               AMCORE Financial, Inc.

                                                (Registrant)




                                                /s/  John R. Hecht
                                                -----------------------------
                                                John R. Hecht
                                                Executive Vice President and
                                                Chief Financial Officer
                                                (Duly authorized officer of the
                                                registrant and principal
                                                financial officer)

                                  EXHIBIT INDEX

Exhibit No.     Description


10.1            AMCORE Financial, Inc. 2005 Stock Award and Incentive Plan
10.2 Form of Non-Qualified Stock Option Agreement to be used in connection with the grant of non-qualified stock options under the AMCORE Financial, Inc. 2005 Stock Award and Incentive Plan
10.3            AMCORE Financial, Inc. Performance Share Program
10.4            AMCORE Financial, Inc. Annual Incentive Plan